Exhibit 10.1

THIRD AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement is entered into as of August 10, 2017 (the “Amendment”), by and between HERITAGE BANK OF COMMERCE (“Bank”) and BRIDGELINE DIGITAL, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 9, 2016 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of August 15, 2016 and that certain Second Amendment to Loan and Security Agreement dated as of December 12, 2016 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.            The following definition in Section 1.1 of the Agreement is amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means June 9, 2019.

2.            Section 2.5(a) of the Agreement is amended and restated in its entirety to read as follows:

(a)      Facility Fees. Borrower shall pay to Bank a facility equal to $6,000 on June 9, 2018 and each anniversary thereof for as long as the Revolving Facility is in effect, each of which are fully earned and nonrefundable.

3.            Section 2.5(b) of the Agreement is amended and restated in its entirety to read as follows:

(b)      Early Termination Fee. If this Agreement is terminated for any reason prior to the Revolving Maturity Date, Borrower shall pay to Bank, on the date of such termination, a non-refundable termination fee in an amount equal to one percent (1.00%) of the Revolving Line.

4.            Section 6.3(g) of the Agreement is amended and restated in its entirety to read as follows:

(g) as soon as available, but in any event within fifteen (15) days following the beginning of Borrower’s next fiscal year (i.e. October 15 of each year), annual operating projections (including income statements, balance sheets and cash flow statements presented in a monthly format) for the upcoming fiscal year, in form and substance reasonably satisfactory to Bank (each, a “Financial Plan”);

5.            The following is added to the end of Section 6.9(b) of the Agreement:

Borrower and Bank shall mutually agree upon minimum quarterly Adjusted EBITDA amounts for each fiscal year within thirty (30) days following the beginning of each fiscal year.

6.            Exhibit D to the Agreement is replaced in its entirety with Exhibit D attached hereto.

7.            Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

8.            Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

9.            This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

10.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)     the original signed Amendment and such other Loan Documents duly executed by Borrower in connection herewith;

(b)     corporate resolutions and incumbency certificate;

(c)     amendment and affirmation of guaranty;

(d)     payment of a pro-rated facility fee in the amount of $5,000, plus all Bank Expenses incurred through the date of this Amendment; and

(e)     such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BRIDGELINE DIGITAL, INC. By: /s/ Michael D. Prinn Name: Michael D. Prinn Title: CFO
HERITAGE BANK OF COMMERCE
By:

Name:

Title: